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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 2002


                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                                              84-1037630
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                          identification number)


                         COMMISSION FILE NUMBER: 1-15587


                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  NOT APPLICABLE

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  NOT APPLICABLE

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  NOT APPLICABLE

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  NOT APPLICABLE

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On October 16, 2002, Med Diversifed, Inc. ("the Company") issued a press release concerning its management team. On October 17, 2002, the Company's CEO, Frank P. Magliochetti issued a letter to all employees.

                  A copy of the Company's press release describing the above events is attached hereto as Exhibit 99.1.

                  A copy of the letter published to employees is attached hereto as Exhibit 99.2.


ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  NOT APPLICABLE

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      FINANCIAL STATEMENTS

                           NOT APPLICABLE

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           NOT APPLICABLE


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                  (c)      EXHIBITS

                           99.1 Press release regarding management issued October 16, 2002.

                           99.2    CEO letter to employees published
                                   October 17, 2002.

ITEM 8.           CHANGE IN FISCAL YEAR

                  NOT APPLICABLE

ITEM 9.           REGULATION FD DISCLOSURE

                  NOT APPLICABLE


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MED DIVERSIFIED, INC.
                                                    (Registrant)



Date: October 17, 2002                              By: /s/ Frank Magliochetti
                                                        -----------------------
                                                        Frank Magliochetti,
                                                        Chief Executive Officer


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EXHIBIT INDEX

99.1              Press release published October 16, 2002.

99.2              CEO letter to employees published October 17, 2002.


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